Exhibit 10.26.15

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER

FOURTEEN TO DELTA

CONNECTION

AGREEMENT

This Amendment Number Fourteen (this “Amendment”), dated as of July 30, 2019, to the Delta Connection Agreement dated and effective January 13, 2005 (as amended from time to time, the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), Republic Airways Inc. (as successor by merger to Shuttle America Corporation and f/k/a Republic Airline Inc.) (“Operator”), 8909 Purdue Road, Indianapolis, Indiana 46268 and Republic Airways Holdings Inc. (“Republic”), 8909 Purdue Road, Indianapolis, Indiana 46268.

WHEREAS, Delta, Operator and Republic are parties to the Agreement; and

WHEREAS, the parties entered into that certain Amendment Twelve to the Agreement dated as of May 9, 2019 (“Amendment Twelve”) pursuant to which [***]; and

WHEREAS, the parties now wish to [***]; and

NOW, THEREFORE, for and in consideration of the mutual undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, intending to be legally bound, hereby agree as follows:

1.	Defined Terms. All terms capitalized used, but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.	Amendment of Exhibit A to Amendment Twelve. Exhibit A to Amendment Twelve is hereby deleted in its entirety and replaced with the Exhibit A attached to this Amendment.

3.	Amendment of Section 2.D.(ii) of Amendment Twelve. Section 2.D.(ii) of Amendment Twelve is hereby deleted and replaced in its entirety with the following:

“(ii) As part of the [***] for each [***] Aircraft, or as otherwise agreed to by the parties, Operator shall remove, or cause to be removed, the [***]. [***].”

4.	[***]. Delta and Operator agree that [***], shall [***].

5.	[***]

6.	Miscellaneous.

A.

This Amendment, together with the exhibits attached hereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

C.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings, Inc.	Delta Air Lines, Inc.

By: /s/ Paul Kinstedt	By: /s/ David A. Garrison
Name: Paul Kinstedt	Name: David A. Garrison
Title: SVP/COO Republic Airways	Title: SVP Delta Connection CEO Endeavor Air

Republic Airways Inc.
(f/k/a Republic Airline Inc.)

By: /s/ Paul Kinstedt
Name: Paul Kinstedt
Title: SVP/COO Republic Airways

EXHIBIT A

[***]

EXHIBIT B

[***]